Intra-Ship Integrated Gateway Contract
Smart Ship Technology Solution for Hyundai Heavy Industries

Project: ISIG(2) for Hyundai Heavy Industries

Contract No. (HHI): W170123A20001

Price: 21,670,000 Won

Period: February 22nd 2017 – March 28th 2017

Payment Terms

Product	Unit	Installation Date	Price
COMPUTER INTRA SHIP INTEGRATED GATEWAY	1	March 21st 2017	9,950,000 Won
COMPUTER INTRA SHIP INTEGRATED GATEWAY	1	March 28th 2017	9,950,000 Won

●	Payment per each installation

●	Installation Site : Hyundai Heavy Industries ACONIS

●	The agreement is in full effect when there is no refusal for five working days

Ordering: Hyundai Heavy Industries Co., Ltd.

Hyundai Heavy Industries Co., Ltd. (“The Customer”) and e-MARINE Inc. (“The Supplier”) agree to execute all matters for [ISIG(2) for Hyundai Heavy Industries]

January 23rd 2017

現代重工業株式會社

2017-03-20 (월)

문서번호	W170123A200001	기 안 자	박주남
수 신	이마린주식회사	전 화	
참 조	손완희	FAX. NO.	
제 목	계약체결 통보([20170113])	E - Mail	junampark@hhi.co.kr

1. 귀사의 일익 번창하심을 기원합니다.
2. 표제의 건과 관련하여, 최종 협의 사항을 근거로 아래와 같이 계약 체결을 통보하오니, 정해진 기일내에 납품될 수 있도록 업무 조치 바랍니다.
3. 본 공문은 접수 후 5일 이내에 서면으로 거부 통지가 없으면, 본 계약의 효력이 발생한 것으로 간주합니다.

- 아 래 -

1) 공사번호/공사명 :
2) 계약 번호 : W170123A200001
3) 계약 금액 : KRW 21,670,000.00(물품대: 19,700,000.00, 부가세: 1,970,000.00)
4) 계약 일자 : 2017년 1월 23일 (MON)
5) 공급범위

POR NO.	단위	수량/중량	계약납기/요구납기	단위	단가	금액
자재번호/도면번호/품명 및 규격						
REMARK						
20170113-UK-0013	EA/	1/.00	2017년 3월 21일 (TUE) 2017년 3월 21일 (TUE)	KRW	9,850,000.00	9,850,000.00
4911000015/POS COMPUTER INTRA SHIP INTEGRATED GATEWAY INTEGRATED GATEWAY ISIG N/A CORE2DUO P8400 2.26 DDR3, 1GBYTES SSD, 16GBYTES ISIG SERVER & SWITCH HUB(L4) ISIG SOFTWARE PACKAGE (내수 영세율)						
20161017CMF090/ SH-S895/전력제어시스템부/KIM WOONG HEE/3-3409 /						
20170113-UK-0015	EA/	1/.00	2017년 2월 22일 (WED) 2017년 3월 28일 (TUE)	KRW	9,850,000.00	9,850,000.00
4911000015/POS COMPUTER INTRA SHIP INTEGRATED GATEWAY INTEGRATED GATEWAY ISIG N/A CORE2DUO P8400 2.26 DDR3, 1GBYTES SSD, 16GBYTES ISIG SERVER & SWITCH HUB(L4) ISIG SOFTWARE PACKAGE (내수 영세율)						
20161018CMF091/ SH-S896/전력제어시스템부/KIM WOONG HEE/3-3409 /						

6) 계약조건
- 대금지불조건 : 현대중공업 정기지불조건
- 인도조건 : 당사상차도
- 투입창고/투입처 : 제어기술(본사 ACONIS) (T.052-202-8444)
- 이행보증조건 : 자재거래기본계약서
- 검사조건 :
- 공인검사비용 :
- 상세 사항은 자재거래기본계약서, 개별계약서 및 품질보증협정서에 의함
- 도면승인 필요시, 설계 사양의 변경으로 당초 계약시와 확정된 설계 사양이 상이한 경우에는 계약금액 변동 여부와 관계없이 반드시 설계 사양의 변경이력을 제출하시기 바랍니다.

  또한, 계약금액의 변동이 있는 경우에는 설계 사양이 확정된 날로부터 15일 이내 당사에 견적서를 제출하시기 바랍니다.

7) 권리의무의 양도금지
- 상대방의 사전 서면 승락 없이는 본 계약상의 채권 등을 양도 혹은 담보로 제공하여서는 아니되며, 일방 당사자 임의의

  채권 양도 등은 무효로 한다.